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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07917

Wilshire Variable Insurance Trust
(Exact name of registrant as specified in charter)

1299 Ocean Avenue, Suite 700 Santa Monica, CA	90401-1085
(Address of principal executive offices)	(Zip code)

Jason A. Schwarz

Wilshire Associates Incorporated, 1299 Ocean Avenue, Suite 700, Santa Monica, CA 90401-1085
(Name and address of agent for service)

Registrant's telephone number, including area code:	(310) 451-3051

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

Wilshire Variable Insurance Trust
ANNUAL REPORT Wilshire Global Allocation Fund 2015 Fund 2025 Fund 2035 Fund
December 31, 2017

Wilshire Variable Insurance Trust Table of Contents

Letter to Shareholders	1
Commentary	4
Disclosure of Fund Expenses	12
Schedules of Investments	14
Statements of Assets and Liabilities	16
Statements of Operations	17
Statements of Changes in Net Assets	18
Financial Highlights	20
Notes to Financial Statements	24
Report of Independent Registered Public Accounting Firm	32
Board Approval of Advisory Agreements	33
Additional Fund Information	36
Tax Information	39

Shares of the Wilshire Global Allocation Fund, 2015 Fund, 2025 Fund and 2035 Fund are sold only as the underlying investment for variable annuity contracts issued by insurance companies. This report is authorized for use in connection with any offering of a Fund’s shares only if accompanied or preceded by the Fund’s current prospectus.

Shares of the Wilshire Variable Insurance Trust are distributed by Ultimus Fund Distributors, LLC.

Wilshire Variable Insurance Trust Letter To Shareholders (Unaudited)

Dear Wilshire Variable Insurance Trust Shareholder:

We are pleased to present this annual report to all shareholders of the Wilshire Variable Insurance Trust. This report covers the period from January 1, 2017 to December 31, 2017, for the Wilshire Global Allocation Fund, 2015 Fund, 2025 Fund, and 2035 Fund.

MARKET ENVIRONMENT

U.S. Equity Market

The US stock market, represented by the Wilshire 5000 Total Market IndexSM, was up 6.4% for the fourth quarter and 21.0% for 2017. This marks the Index’s ninth straight annual gain. Several factors contributed to this success, including a rebound in global economic growth and continued strength domestically. Investors also responded positively to the largest overhaul of the US tax system in 30 years. What also made the past year particularly impressive was the relative lack of volatility. The largest drawdown for the year was -2.75%, and there were only four trading days where the market was down 1% or more, making 2017 one of the least volatile years in nearly four decades.

During the year, large-cap stocks outpaced small-cap stocks, with the Wilshire US Large-Cap IndexSM and the Wilshire US Small-Cap IndexSM returning 21.8% and 13.5%, respectively. The strong overall return for the Wilshire 5000 Total Market Index masked a wide performance dispersion between investment styles and among industries for the year. Growth oriented stocks handedly outpaced growth stocks across the capitalization spectrum. The Wilshire US Large-Cap Growth IndexSM and the Wilshire US. Small-Cap Growth IndexSM outpaced their growth oriented counterparts by 940 basis points and 1,213 basis points, respectively. Sector-wise, renewed enthusiasm over long-term growth prospects and strong earnings growth expectations drove Information Technology (+37.4%) and Health Care (+23.9%) higher. Materials (+24.2%) and Industrials (+22.1%) also had strong performance on a brighter outlook for global economic growth.

International Equity Market

Markets rallied in 2017 behind synchronized global growth, strong corporate earnings growth, improved investor sentiment and signs of diminishing political risks globally. After four years lagging US equities, international equities outperformed US equities during the year with the MSCI ACWI ex US Index returning 27.2%. The US dollar weakened in 2017, providing a boost for US investors holding foreign currencies – the MSCI ACWI ex US Index in local currency terms returned 18.2%.

For the second year in a row, emerging markets outpaced foreign developed markets with the MSCI Emerging Markets Index returning 37.3%, largely driven by a weakening US dollar, strong profits from technology companies, strengthening global economy and rising commodities prices. 2017’s return was the strongest year for broad emerging markets equity since they recovered from the global financial crisis in 2009.

Bond Market

The US fixed income market was positive for 2017 with the Bloomberg Barclays US Aggregate Bond Index retuning 3.5%. Investment grade corporate securities led the rally during the year as credit overall did well over the period. The ICE Bank of America US High Yield Index returned 4.5% as spreads continued to tighten and remain near historical lows. Reflecting an improved outlook for growth, the Federal Reserve pushed forward with its plan to normalize short-term interest rates and raised the federal funds rate by 0.25% at its March, June and December meetings of its Federal Open Market Committee increasing the overnight rate to a range of 1.25% to 1.50% by the end of 2017. Additionally, the Federal Open Market Committee began to shrink its $4.5T balance sheet starting in October 2017.

During the first quarter, anticipation for quick and swift fiscal policy reforms from the Trump Administration fueled Treasury yields higher and the 10 Year US Treasury yield peaked at just over 2.60% in mid-March before falling to end the first quarter. The US Treasury curve continued to flatten over the remainder of the year with the bellwether 10-year Treasury yield ended the quarter at 2.40%, up slightly but approximately equal to year-end 2016. Globally, continued accommodative monetary policy, a weaker US Dollar, positive economic outlooks and subdued inflation boosted global fixed income. The Bloomberg Barclays Global Aggregate ex US Index returned 10.5% for the year.

Wilshire Variable Insurance Trust Letter To Shareholders (Unaudited) - (Continued)

Fund Performance Review

The Wilshire Global Allocation Fund returned 15.16%, underperforming its custom benchmark by 1.09%. The 2015 Fund returned 11.52%, outperforming the S&P Target Date 2015 Index by 0.12%. The 2025 Fund returned 14.18%, underperforming the S&P Target Date 2025 Index return by 0.37%. The 2035 Fund returned 17.00%, underperforming the S&P Target Date 2035 Index by 0.77%. We are pleased with the Funds’ performance for 2017 and we are confident that each Fund is well positioned for future growth.

As always, we sincerely appreciate your continued support and confidence in Wilshire Associates.

Sincerely,

Jason Schwarz
President, Wilshire Variable Insurance Trust

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Annuity contract fees are not reflected in returns. If these fees were included, returns would be lower. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com.

Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice regarding the Funds or any stock in particular.

There are risks involved with investing, including the possible loss of principal. In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from social, economic, or political instability in other nations. Investments in smaller companies typically exhibit higher volatility. The 2015, 2025 & 2035 Funds operate under a fund of funds structure, pursuant to which the Funds invest in underlying affiliated funds (“Underlying Funds”) and unaffiliated investment companies and exchange-traded funds (“ETFs”). An investor in the Funds should understand that alternatively he or she could allocate investments directly to an Underlying Fund, unaffiliated investment company or ETF. By investing indirectly in an Underlying Fund, unaffiliated investment company or ETF through the Funds, an investor bears not only his or her proportionate share of certain expenses of the Funds (such as operating costs), but also, indirectly, similar expenses of an Underlying Fund or ETF. The management fee charged to the Funds is based on the average daily net assets not invested in the Underlying Funds.

There can be no assurance that a Fund will achieve its stated objectives. An investor may experience losses, at any time, including near, at or after the Fund’s target year, if applicable. In addition, there is no guarantee that an investor’s investment in a Fund will provide any income at or through the years following the Fund’s target year, if applicable, in amounts adequate to meet the investor’s goals or retirement needs.

The Bloomberg Barclays U.S. Aggregate Bond Index is made up of the Bloomberg Barclays U.S. Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.

The MSCI All Country World ex-U.S. Index is an unmanaged capitalization-weighted measure of stock markets of developed and emerging markets, with the exception of U.S.-based companies.

Wilshire Variable Insurance Trust Letter To Shareholders (Unaudited) - (Continued)

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

The Wilshire 5000 Total Market IndexSM is widely accepted as the definitive benchmark for the U.S. equity market, and measures performance of all U.S. equity securities with readily available price data.

Wilshire Variable Insurance Trust Wilshire Global Allocation Fund Commentary (Unaudited)

WILSHIRE GLOBAL ALLOCATION FUND

Average Annual Total Returns

One Year Ended 12/31/17	15.16%
Five Years Ended 12/31/17	8.02%
Ten Years Ended 12/31/17	4.63%

65/35 HYBRID INDEX(1)

Average Annual Total Returns

One Year Ended 12/31/17	16.25%
Five Years Ended 12/31/17	8.15%
Ten Years Ended 12/31/17	4.83%

COMPARATIVE PERFORMANCE

Comparison of Change in Value of a $10,000 Investment in the Wilshire Global Allocation Fund versus a 65/35 Hybrid of the following 2 indices: the MSCI ACWI and the
Bloomberg Barclays Global Aggregate Bond Index (Hedged) through 12/31/17.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns assume reinvestment of all distributions. Annuity contract fees are not reflected in returns. If these fees were included, returns would be lower. Recent performance can be found at your particular insurance company.

(1)

65/35 Hybrid is a blend of 65% MSCI All Country World (ACWI) Index and 35% Bloomberg Barclays Global Aggregate Index (Hedged). The MSCI ACWI Index is an unmanaged capitalization-weighted measure of stock markets of developed and emerging markets. The Bloomberg Barclays Global Aggregate Index (Hedged) is a broad-based measure of the global investment grade fixed-rate debt markets from both developed and emerging markets issuers. An individual cannot invest directly in an index. Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no transaction costs, management fees or other expenses.

During the ten years ended December 31, 2017, certain fees and expenses were reduced or reimbursed. Without fee reductions and expenses reimbursements, total returns would have been lower. For the year ended December 31, 2017, the investment adviser did not reduce its fees or reimburse expenses.

Wilshire Variable Insurance Trust Wilshire Global Allocation Fund Commentary (Unaudited) - (Continued)

PORTFOLIO SECTOR WEIGHTING*

(As of December 31, 2017)

The Wilshire 5000 Total Market IndexSM returned 21.0% in 2017 marking the ninth consecutive year of positive gains for the broad US equity market. Several factors contributed to this success, including a rebound in global economic growth and continued strength domestically. Investors also responded positively to the largest overhaul of the US tax system in 30 years. What also made the past year particularly impressive was the relative lack of volatility. The largest drawdown for the year was -2.75%, and there were only four trading days where the market was down 1% or more, making 2017 one of the least volatile years in nearly four decades. Reflecting an improved outlook for growth, the Federal Reserve pushed forward with its plan to normalize short-term interest rates and raised the federal funds rate by 0.25% at its March, June and December meetings of its Federal Open Market Committee increasing the overnight rate to a range of 1.25% to 1.50% by the end of 2017. Additionally, the Federal Open Market Committee began to shrink their $4.5T balance sheet starting in October 2017. After four years lagging US equities, international equities outperformed US equities during the year with the MSCI ACWI ex US Index returning 27.2%. The US dollar weakened in 2017, providing a boost for US investors holding foreign currencies – the MSCI ACWI ex US Index in local currency terms returned 18.2%. For the second year in a row, emerging markets outpaced foreign developed markets with the MSCI Emerging Markets Index returning 37.3%, largely driven by a weakening US dollar, strong profits from technology companies, strengthening global economy and rising commodities prices. 2017’s return was the strongest year for broad emerging markets equity since they recovered from the global financial crisis in 2009.

The Wilshire Global Allocation Fund returned 15.16% in 2017, underperforming is customized benchmark return of 16.25% by 1.09%. The Fund was weighed down by weak performance from the Wilshire Large Company Growth Fund and a relative underweight allocation to emerging markets. Conversely, strong performance from the Wilshire Income Opportunities Fund boosted overall results.

*	Custom Benchmark: 1/1/14 – 5/31/14: 50% S&P 500 Index, 15% MSCI EAFE Index, 35% Bloomberg Barclays U.S. Aggregate Index; 6/1/14 to date: 65% MSCI All Country World Index, 35% Bloomberg Barclays Global Aggregated Hedged Index

Despite the Fund’s underperformance versus its benchmark, we believe the Fund is well positioned going into 2018 as the market deals with ongoing macroeconomic and geopolitical issues.

*	Based on percent of the Fund’s total investments at value.

Wilshire Variable Insurance Trust 2015 FUND Commentary (Unaudited)

2015 FUND

Average Annual Total Returns

One Year Ended 12/31/17	11.52%
Five Years Ended 12/31/17	6.13%
Ten Years Ended 12/31/17	4.58%

S&P TARGET DATE 2015 INDEX(1)

Average Annual Total Returns

One Year Ended 12/31/17	11.40%
Five Years Ended 12/31/17	6.99%
Ten Years Ended 12/31/17	4.97%

COMPARATIVE PERFORMANCE

Comparison of Change in Value of $10,000 Investment in the
2015 Fund and the S&P Target Date 2015 Index through 12/31/17.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns assume reinvestment of all distributions. Annuity contract fees are not reflected in returns. If these fees were included, returns would be lower. Recent performance can be found at your particular insurance company.

(1)

The S&P Target Date 2015 Index is designed to measure the performance of an investable asset allocation strategy that meets the investment objectives of an investor with an approximate 2015 target retirement horizon.

During the ten years ended December 31, 2017, certain fees and expenses were reduced or reimbursed. Without fee reductions and expense reimbursements, total returns would have been lower. For the year ended December 31, 2017, the investment adviser did not reduce its fees or reimburse expenses.

Wilshire Variable Insurance Trust 2015 FUND Commentary (Unaudited) - (Continued)

PORTFOLIO SECTOR WEIGHTING*

(As of December 31, 2017)

The Wilshire 5000 Total Market IndexSM returned 21.0% in 2017 marking the ninth consecutive year of positive gains for the broad US equity market. Several factors contributed to this success, including a rebound in global economic growth and continued strength domestically. Investors also responded positively to the largest overhaul of the US tax system in 30 years. What also made the past year particularly impressive was the relative lack of volatility. The largest drawdown for the year was -2.75%, and there were only four trading days where the market was down 1% or more, making 2017 one of the least volatile years in nearly four decades. Reflecting an improved outlook for growth, the Federal Reserve pushed forward with its plan to normalize short-term interest rates and raised the federal funds rate by 0.25% at its March, June and December meetings of its Federal Open Market Committee increasing the overnight rate to a range of 1.25% to 1.50% by the end of 2017. Additionally, the Federal Open Market Committee began to shrink their $4.5T balance sheet starting in October 2017. After four years lagging US equities, international equities outperformed US equities during the year with the MSCI ACWI ex US Index returning 27.2%. The US dollar weakened in 2017, providing a boost for US investors holding foreign currencies – the MSCI ACWI ex US Index in local currency terms returned 18.2%. For the second year in a row, emerging markets outpaced foreign developed markets with the MSCI Emerging Markets Index returning 37.3%, largely driven by a weakening US dollar, strong profits from technology companies, strengthening global economy and rising commodities prices. 2017’s return was the strongest year for broad emerging markets equity since they recovered from the global financial crisis in 2009.

The 2015 Fund returned 11.52% for 2017, outperforming the S&P Target Date 2015 Index return of 11.40%. The Fund benefited from strong performance from the Wilshire Income Opportunities Fund. However, weak performance from the Wilshire Large Company Growth Fund and a relative underweight allocation to emerging markets weighed on overall results.

We are pleased with the Fund’s outperformance for 2017 and believe the Fund is well positioned going into 2018 as the market deals with ongoing macroeconomic and geopolitical uncertainties.

*	Based on percent of Fund’s total investments at value.

Wilshire Variable Insurance Trust 2025 FUND Commentary (Unaudited)

2025 FUND

Average Annual Total Returns

One Year Ended 12/31/17	14.18%
Five Years Ended 12/31/17	7.04%
Ten Years Ended 12/31/17	4.40%

S&P TARGET DATE 2025 INDEX(1)

Average Annual Total Returns

One Year Ended 12/31/17	14.55%
Five Years Ended 12/31/17	8.76%
Ten Years Ended 12/31/17	5.53%

COMPARATIVE PERFORMANCE

Comparison of Change in Value of $10,000 Investment in the
2025 Fund and the S&P Target Date 2025 Index through 12/31/17.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns assume reinvestment of all distributions. Annuity contract fees are not reflected in returns. If these fees were included, returns would be lower. Recent performance can be found at your particular insurance company.

(1)

The S&P Target Date 2025 Index is designed to measure the performance of an investable asset allocation strategy that meets the investment objectives of an investor with an approximate 2025 target retirement horizon.

During the ten years ended December 31, 2017, certain fees and expenses were reduced or reimbursed. Without fee reductions and expense reimbursements, total returns would have been lower. For the year ended December 31, 2017, the investment adviser did not reduce its fees or reimburse expenses.

Wilshire Variable Insurance Trust 2025 FUND Commentary (Unaudited) - (Continued)

PORTFOLIO SECTOR WEIGHTING*

(As of December 31, 2017)

The Wilshire 5000 Total Market IndexSM returned 21.0% in 2017 marking the ninth consecutive year of positive gains for the broad U.S. equity market. Several factors contributed to this success, including a rebound in global economic growth and continued strength domestically. Investors also responded positively to the largest overhaul of the U.S. tax system in 30 years. What also made the past year particularly impressive was the relative lack of volatility. The largest drawdown for the year was -2.75%, and there were only four trading days where the market was down 1% or more, making 2017 one of the least volatile years in nearly four decades. Reflecting an improved outlook for growth, the Federal Reserve pushed forward with its plan to normalize short-term interest rates and raised the federal funds rate by 0.25% at its March, June and December meetings of its Federal Open Market Committee increasing the overnight rate to a range of 1.25% to 1.50% by the end of 2017. Additionally, the Federal Open Market Committee began to shrink their $4.5T balance sheet starting in October 2017. After four years lagging US equities, international equities outperformed US equities during the year with the MSCI ACWI ex US Index returning 27.2%. The US dollar weakened in 2017, providing a boost for U.S. investors holding foreign currencies – the MSCI ACWI ex US Index in local currency terms returned 18.2%. For the second year in a row, emerging markets outpaced foreign developed markets with the MSCI Emerging Markets Index returning 37.3%, largely driven by a weakening US dollar, strong profits from technology companies, strengthening global economy and rising commodities prices. 2017’s return was the strongest year for broad emerging markets equity since they recovered from the global financial crisis in 2009.

The 2025 Fund returned 14.18% for 2017, underperforming the S&P Target Date 2025 Index return of 14.55%. The Fund was weighed down by weak performance from the Wilshire Large Company Growth Fund and a relative underweight allocation to emerging markets. Conversely, strong performance from the Wilshire Income Opportunities Fund boosted overall results.

Despite the Fund’s underperformance versus its benchmark, we believe the Fund is well positioned going into 2018 as the market deals with ongoing macroeconomic and geopolitical issues.

*	Based on percent of Fund’s total investments at value.

Wilshire Variable Insurance Trust 2035 FUND Commentary (Unaudited)

2035 FUND

Average Annual Total Returns

One Year Ended 12/31/17	17.00%
Five Years Ended 12/31/17	8.22%
Ten Years Ended 12/31/17	4.27%

S&P TARGET DATE 2035 INDEX(1)

Average Annual Total Returns

One Year Ended 12/31/17	17.77%
Five Years Ended 12/31/17	10.29%
Ten Years Ended 12/31/17	5.90%

COMPARATIVE PERFORMANCE

Comparison of Change in Value of $10,000 Investment in the
2035 Fund and the S&P Target Date 2035 Index through 12/31/17.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns assume reinvestment of all distributions. Annuity contract fees are not reflected in returns. If these fees were included, returns would be lower. Recent performance can be found at your particular insurance company.

(1)

The S&P Target Date 2035 Index is designed to measure the performance of an investable asset allocation strategy that meets the investment objectives of an investor with an approximate 2035 target retirement horizon.

During the ten years ended December 31, 2017, certain fees and expenses were reduced or reimbursed. Without fee reductions and expense reimbursements, total returns would have been lower. For the year ended December 31, 2017, the investment adviser did not reduce its fees or reimburse expenses.

Wilshire Variable Insurance Trust 2035 FUND Commentary (Unaudited) - (Continued)

PORTFOLIO SECTOR WEIGHTING*

(As of December 31, 2017)

The Wilshire 5000 Total Market IndexSM returned 21.0% in 2017 marking the ninth consecutive year of positive gains for the broad US equity market. Several factors contributed to this success, including a rebound in global economic growth and continued strength domestically. Investors also responded positively to the largest overhaul of the US tax system in 30 years. What also made the past year particularly impressive was the relative lack of volatility. The largest drawdown for the year was -2.75%, and there were only four trading days where the market was down 1% or more, making 2017 one of the least volatile years in nearly four decades. Reflecting an improved outlook for growth, the Federal Reserve pushed forward with its plan to normalize short-term interest rates and raised the federal funds rate by 0.25% at its March, June and December meetings of its Federal Open Market Committee increasing the overnight rate to a range of 1.25% to 1.50% by the end of 2017. Additionally, the Federal Open Market Committee began to shrink their $4.5T balance sheet starting in October 2017. After four years lagging US equities, international equities outperformed US equities during the year with the MSCI ACWI ex US Index returning 27.2%. The US dollar weakened in 2017, providing a boost for US investors holding foreign currencies – the MSCI ACWI ex US Index in local currency terms returned 18.2%. For the second year in a row, emerging markets outpaced foreign developed markets with the MSCI Emerging Markets Index returning 37.3%, largely driven by a weakening US dollar, strong profits from technology companies, strengthening global economy and rising commodities prices. 2017’s return was the strongest year for broad emerging markets equity since they recovered from the global financial crisis in 2009.

The 2035 Fund returned 17.00% for 2017, underperforming the S&P Target Date 2035 Index return of 17.77%. The Fund was weighed down by weak performance from the Wilshire Large Company Growth Fund and a relative underweight allocation to emerging markets. Conversely, strong performance from the Wilshire Income Opportunities Fund boosted overall results.

Despite the Fund’s underperformance versus its benchmark, we believe the Fund is well positioned going into 2018 as the market deals with ongoing macroeconomic and geopolitical issues.

*	Based on percent of Fund’s total investments at value.

Wilshire Variable Insurance Trust Disclosure of Fund Expenses (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for investment advisory services, administrative services, distribution and/or shareholder services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in the Funds and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017.

The table on the next page illustrates the Funds’ costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses, after any applicable fee reductions, that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return for the period, the “Expense Ratio” column shows the period’s annualized expense ratio, and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Funds at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare each Fund’s costs with those of other mutual funds. The “Ending Account Value” shown is derived from hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return. It assumes that each Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not each Fund’s actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. Wilshire Variable Insurance Trust has no such charges or fees, but they may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds.

Wilshire Variable Insurance Trust Disclosure of Fund Expenses (Unaudited) - (Continued)

	Beginning Account Value 07/01/17	Ending Account Value 12/31/17	Expense Ratio(1)(2)	Expenses Paid During Period 07/01/17-12/31/17(3)(4)
Wilshire Global Allocation Fund
Based on Actual Fund Return	$1,000.00	$1,070.00	0.50%	$2.61
Based on Hypothetical 5% Return	$1,000.00	$1,022.68	0.50%	$2.55
2015 Fund
Based on Actual Fund Return	$1,000.00	$1,052.20	0.60%	$3.10
Based on Hypothetical 5% Return	$1,000.00	$1,022.18	0.60%	$3.06
2025 Fund
Based on Actual Fund Return	$1,000.00	$1,065.00	0.60%	$3.12
Based on Hypothetical 5% Return	$1,000.00	$1,022.18	0.60%	$3.06
2035 Fund
Based on Actual Fund Return	$1,000.00	$1,080.50	0.60%	$3.15
Based on Hypothetical 5% Return	$1,000.00	$1,022.18	0.60%	$3.06

(1)	Annualized, based on the Fund's most recent fiscal half-year expenses.
(2)	The expense ratio does not include the expenses of the underlying funds.
(3)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).
(4)	Expenses shown do not include annuity contract fees.

Wilshire Variable Insurance Trust Schedules of Investments December 31, 2017

Wilshire Global Allocation Fund
	Shares	Value
AFFILIATED REGISTERED INVESTMENT COMPANIES — 86.4%
Wilshire Income Opportunities Fund - Institutional Class	9,816,389	$100,323,497
Wilshire International Equity Fund - Institutional Class*	13,237,478	146,141,754
Wilshire Large Company Growth Portfolio - Institutional Class	1,024,279	43,562,579
Wilshire Large Company Value Portfolio - Institutional Class	2,118,448	44,381,480
Wilshire Small Company Growth Portfolio - Institutional Class	379,641	10,303,449
Wilshire Small Company Value Portfolio - Institutional Class	441,958	10,381,600
Total Affiliated Registered Investment Companies (Cost $333,673,242)		355,094,359

OTHER OPEN-END FUNDS — 13.7%
DFA Emerging Markets Core Equity Portfolio - Institutional Class	658,705	15,295,120
Vanguard Total Bond Market Index Fund - Institutional Shares	1,133,466	12,184,756
Vanguard Total International Bond Index Fund - Admiral Shares	886,969	28,879,719
Total Other Open-End Funds (Cost $56,053,275)		56,359,595

MONEY MARKET FUNDS — 0.0% (a)
Northern Trust Institutional Government Select Portfolio - Institutional Class, 1.13% (b) (Cost $164,845)	164,845	164,845

Total Investments at Value — 100.1% (Cost $389,891,362)		411,618,799

Liabilities in Excess of Other Assets — (0.1%)		(603,056)

Net Assets — 100.0%		$411,015,743

*

More than 25% of the Fund’s net assets are invested in this affiliated registered investment company. The financial statements for the affiliated registered investment companies, Wilshire Mutual Funds, Inc., can be found at www.sec.gov.

(a)	Percentage rounds to less than 0.1%.
(b)	The rate shown is the 7-day effective yield as of December 31, 2017.

2015 Fund
	Shares	Value
AFFILIATED REGISTERED INVESTMENT COMPANIES — 80.6%
Wilshire Income Opportunities Fund - Institutional Class*	820,817	$8,388,751
Wilshire International Equity Fund - Institutional Class	401,469	4,432,219
Wilshire Large Company Growth Portfolio - Institutional Class	74,939	3,187,126
Wilshire Large Company Value Portfolio - Institutional Class	154,715	3,241,284
Wilshire Small Company Growth Portfolio - Institutional Class	18,658	506,382
Wilshire Small Company Value Portfolio - Institutional Class	21,686	509,409
Total Affiliated Registered Investment Companies (Cost $19,016,245)		20,265,171

OTHER OPEN-END FUNDS — 18.5%
Vanguard Total Bond Market Index Fund - Admiral Shares (Cost $4,690,642)	434,076	4,666,314

MONEY MARKET FUNDS — 1.1%
Northern Institutional Government Select Portfolio - Institutional Class, 1.13% (a) (Cost $271,903)	271,903	271,903

Total Investments at Value — 100.2% (Cost $23,978,790)		25,203,388

Liabilities in Excess of Other Assets — (0.2%)		(42,489)

Net Assets — 100.0%		$25,160,899

*

More than 25% of the Fund’s net assets are invested in this affiliated registered investment company. The financial statements for the affiliated registered investment companies, Wilshire Mutual Funds, Inc., can be found at www.sec.gov.

(a)	The rate shown is the 7-day effective yield as of December 31, 2017.

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Schedules of Investments December 31, 2017

2025 Fund
	Shares	Value
AFFILIATED REGISTERED INVESTMENT COMPANIES — 86.4%
Wilshire Income Opportunities Fund - Institutional Class	1,423,511	$14,548,274
Wilshire International Equity Fund - Institutional Class*	1,434,297	15,834,638
Wilshire Large Company Growth Portfolio - Institutional Class	215,357	9,159,147
Wilshire Large Company Value Portfolio - Institutional Class	447,787	9,381,135
Wilshire Small Company Growth Portfolio - Institutional Class	56,046	1,521,097
Wilshire Small Company Value Portfolio - Institutional Class	63,020	1,480,343
Total Affiliated Registered Investment Companies (Cost $47,732,438)		51,924,634

OTHER OPEN-END FUNDS — 12.8%
Vanguard Total Bond Market Index Fund - Institutional Class (Cost $7,713,250)	713,768	7,673,007

MONEY MARKET FUNDS — 1.0%
Northern Institutional Government Select Portfolio - Institutional Class, 1.13% (a) (Cost $615,799)	615,799	615,799

Total Investments at Value — 100.2% (Cost $56,061,487)		60,213,440

Liabilities in Excess of Other Assets — (0.2%)		(90,520)

Net Assets — 100.0%		$60,122,920

*

More than 25% of the Fund’s net assets are invested in this affiliated registered investment company. The financial statements for the affiliated registered investment companies, Wilshire Mutual Funds, Inc., can be found at www.sec.gov.

(a)	The rate shown is the 7-day effective yield as of December 31, 2017.
2035 Fund
	Shares	Value
AFFILIATED REGISTERED INVESTMENT COMPANIES — 92.6%
Wilshire Income Opportunities Fund - Institutional Class	951,029	$9,719,519
Wilshire International Equity Fund - Institutional Class*	2,429,862	26,825,677
Wilshire Large Company Growth Portfolio - Institutional Class	374,466	15,926,048
Wilshire Large Company Value Portfolio - Institutional Class	776,015	16,257,499
Wilshire Small Company Growth Portfolio - Institutional Class	85,239	2,313,389
Wilshire Small Company Value Portfolio - Institutional Class	98,206	2,306,861
Total Affiliated Registered Investment Companies (Cost $66,448,045)		73,348,993

OTHER OPEN-END FUNDS — 6.6%
Vanguard Total Bond Market Index Fund - Institutional Shares (Cost $5,237,885)	485,439	5,218,468

MONEY MARKET FUNDS — 0.9%
Northern Trust Institutional Government Select Portfolio - Institutional Class, 1.13% (a) (Cost $732,777)	732,777	732,777

Total Investments at Value — 100.1% (Cost $72,418,707)		79,300,238

Liabilities in Excess of Other Assets — (0.1%)		(62,622)

Net Assets — 100.0%		$79,237,616

*

More than 25% of the Fund’s net assets are invested in this affiliated registered investment company. The financial statements for the affiliated registered investment companies, Wilshire Mutual Funds, Inc., can be found at www.sec.gov.

(a)	The rate shown is the 7-day effective yield as of December 31, 2017.

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Statements of Assets and Liabilities December 31, 2017

	WILSHIRE GLOBAL ALLOCATION FUND	2015 FUND	2025 FUND	2035 FUND
ASSETS:
Investments in unaffiliated funds, at value (Note 2)	$56,524,440	$4,938,217	$8,288,806	$5,951,245
Investments in affiliated funds, at value (Notes 2 and 5)	355,094,359	20,265,171	51,924,634	73,348,993
Receivable for Fund shares sold	3,157	2,219	15,959	22,378
Receivable for investment securities sold	157,059	—	3,781	46,156
Dividends receivable	22,006	8,541	14,159	9,874
Reclaims receivable	41,441	—	—	—
Total assets	411,842,462	25,214,148	60,247,339	79,378,646

LIABILITIES:
Payable for Fund shares redeemed	633,953	29,208	67,428	90,375
Payable for investment securities purchased	—	34	15,626	—
Investment advisory fees payable (Note 3)	63,079	1,775	12,456	17,044
Distribution fees payable (Note 4)	78,871	—	4,794	8,690
Administration fees payable (Note 3)	19,800	1,200	2,900	3,800
Accrued expenses and other payables	31,016	21,032	21,215	21,121
Total liabilities	826,719	53,249	124,419	141,030

NET ASSETS	$411,015,743	$25,160,899	$60,122,920	$79,237,616

NET ASSETS consist of:
Paid-in capital	$376,523,829	$22,430,970	$52,392,812	$67,120,417
Undistributed net investment income	7,328,636	563,329	1,207,329	1,415,380
Undistributed net realized gains on investments	5,437,331	942,002	2,370,826	3,820,289
Net unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	306,320	(24,328)	(40,243)	(19,417)
Investments in affiliated funds	21,421,117	1,248,926	4,192,196	6,900,947
Net unrealized depreciation on foreign currency translation	(1,490)	—	—	—

NET ASSETS	$411,015,743	$25,160,899	$60,122,920	$79,237,616

SHARES OUTSTANDING:
(Unlimited shares authorized)	20,009,567	2,297,350	5,127,894	6,708,674

NET ASSET VALUE:
(Offering and redemption price per share)	$20.54	$10.95	$11.72	$11.81

Investments in unaffiliated funds, at cost (Note 2)	$56,218,120	$4,962,545	$8,329,049	$5,970,662
Investments in affiliated funds, at cost (Notes 2 and 5)	333,673,242	19,016,245	47,732,438	66,448,045

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Statements of Operations For the Year Ended December 31, 2017

	WILSHIRE GLOBAL ALLOCATION FUND	2015 FUND	2025 FUND	2035 FUND
INVESTMENT INCOME:
Dividend income from unaffiliated investments	$989,009	$106,884	$178,611	$124,956
Income distributions from affiliated funds (Note 5)	8,399,558	613,839	1,393,996	1,768,475
Foreign taxes withheld	(17,639)	—	—	—
Total income	9,370,928	720,723	1,572,607	1,893,431

EXPENSES:
Distribution fees (Note 4)	1,019,723	65,033	151,571	198,658
Investment advisory fees (Note 3) (a)	547,691	29,080	113,280	158,494
Administration fees (Note 3)	231,699	14,805	34,567	45,143
Professional expenses	78,145	18,227	23,099	25,924
Trustees’ fees and expenses (Note 3)	71,419	4,584	10,636	13,896
Printing expenses	31,749	4,905	7,345	10,108
Insurance expense	24,733	1,701	3,843	5,005
Transfer agent fees	8,619	8,671	8,648	8,671
Registration and filing fees	2,908	2,666	2,689	2,702
Custodian fees	6,370	1,028	1,796	1,348
Chief Compliance Officer expenses	2,547	159	375	494
Other	15,217	6,421	7,141	7,557
Total expenses	2,040,820	157,280	364,990	478,000

Net investment income	7,330,108	563,443	1,207,617	1,415,431

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS (Notes 2 and 5):
Net realized gains (losses) from:
Unaffiliated investments	8,839	3,885	(9,397)	(43,424)
Sale of affiliated investment company shares	(700,248)	494,283	1,131,964	1,780,088
Capital gain distributions from unaffiliated investment companies	5,552	2,127	3,497	2,381
Capital gain distributions from affiliated investment companies	6,571,151	446,762	1,257,738	2,090,642
Foreign currency transactions	(272)	—	—	—

Net change in unrealized appreciation (depreciation) of:
Unaffiliated investments	1,075,187	29,506	67,270	81,687
Investments in affiliated funds	43,362,690	1,337,743	4,425,573	7,226,461
Foreign currency transactions and translation of other assets and liabilities denominated in foreign currencies	6,125	—	—	—

Net realized and unrealized gains on investments	50,329,024	2,314,306	6,876,645	11,137,835

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$57,659,132	$2,877,749	$8,084,262	$12,553,266

(a)

Includes $353,038, $17,597, $93,767 and $144,146 of prior years’ investment advisory fee reductions and expense reimbursements recouped by the Adviser from the Global Allocation Fund, 2015 Fund, 2025 Fund and 2035 Fund, respectively (Note 3).

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Statements of Changes in Net Assets

	WILSHIRE GLOBAL ALLOCATION FUND		2015 FUND
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
OPERATIONS:
Net investment income	$7,330,108	$10,179,885	$563,443	$730,807
Net realized gains (losses) from sale of unaffiliated investments, sale of affiliated investment company shares, foreign currency and capital gain distributions from investment companies	5,885,022	(407,326)*	947,057	2,433,488
Net change in unrealized appreciation (depreciation) of investments and foreign currency transactions and translation of other assets and liabilities denominated in foreign currencies	44,444,002	12,960,399	1,367,249	(1,314,789)
Net increase in net assets resulting from operations	57,659,132	22,732,958	2,877,749	1,849,506

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(9,868,254)	(6,546,277)	(730,921)	(615,426)
Net realized capital gains	(4,806,898)	(12,993,288)	(2,417,286)	(604,558)
Total distributions to shareholders	(14,675,152)	(19,539,565)	(3,148,207)	(1,219,984)

CAPITAL SHARE TRANSACTIONS: (DOLLARS)
Shares sold	2,547,218	3,153,995	2,062,320	2,471,725
Shares issued as reinvestment of distributions	14,675,151	19,539,564	3,148,196	1,219,982
Shares redeemed	(58,372,924)	(48,943,412)	(7,961,161)	(6,228,706)
Net decrease in net assets from capital share transactions	(41,150,555)	(26,249,853)	(2,750,645)	(2,536,999)

Net increase (decrease) in net assets	1,833,425	(23,056,460)	(3,021,103)	(1,907,477)

NET ASSETS:
Beginning of year	409,182,318	432,238,778	28,182,002	30,089,479
End of year	$411,015,743	$409,182,318	$25,160,899	$28,182,002

Accumulated net investment income	$7,328,636	$9,867,054	$563,329	$730,807

CAPITAL SHARE TRANSACTIONS:
Shares sold	129,059	170,667	175,969	219,660
Shares issued as reinvestment of distributions	710,066	1,055,622	281,689	19,024
Shares redeemed	(2,959,450)	(2,619,310)†	(679,003)	(551,326)
Net decrease in shares outstanding	(2,120,325)	(1,393,021)	(221,345)	(222,642)
Shares outstanding, beginning of year	22,129,892	23,522,913	2,518,695	2,741,337
Shares outstanding, end of year	20,009,567	22,129,892	2,297,350	2,518,695

*	Includes realized losses as a result of in-kind transactions for the year ended December 31, 2016. See Note 8 in Notes to Financial Statements.
†	Includes shares redeemed as a result of in-kind transactions for the year ended December 31, 2016. See Note 8 in Notes to Financial Statements.

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Statements of Changes in Net Assets - (Continued)

	2025 FUND		2035 FUND
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
OPERATIONS:
Net investment income	$1,207,617	$1,661,715	$1,415,431	$2,199,480
Net realized gains from sale of unaffiliated investments, sale of affiliated investment company shares and capital gain distributions from investment companies	2,383,802	5,652,211	3,829,687	8,267,245
Net change in unrealized appreciation (depreciation) of investments	4,492,843	(3,232,880)	7,308,148	(5,049,358)
Net increase in net assets resulting from operations	8,084,262	4,081,046	12,553,266	5,417,367

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(1,662,001)	(1,098,353)	(2,199,526)	(1,257,930)
Net realized capital gains	(5,665,184)	(424,909)	(8,271,467)	(588,856)
Total distributions to shareholders	(7,327,185)	(1,523,262)	(10,470,993)	(1,846,786)

CAPITAL SHARE TRANSACTIONS: (DOLLARS)
Shares sold	5,544,082	6,691,428	7,731,893	10,203,761
Shares issued as reinvestment of distributions	7,327,179	1,523,261	10,470,981	1,846,785
Shares redeemed	(17,074,544)	(6,174,429)	(24,022,293)	(5,740,374)
Net increase (decrease) in net assets from capital share transactions	(4,203,283)	2,040,260	(5,819,419)	6,310,172

Net increase (decrease) in net assets	(3,446,206)	4,598,044	(3,737,146)	9,880,753

NET ASSETS:
Beginning of year	63,569,126	58,971,082	82,974,762	73,094,009
End of year	$60,122,920	$63,569,126	$79,237,616	$82,974,762

Accumulated net investment income	$1,207,329	$1,661,713	$1,415,380	$2,199,475

CAPITAL SHARE TRANSACTIONS:
Shares sold	449,220	584,478	626,229	907,128
Shares issued as reinvestment of distributions	613,939	130,304	871,629	158,522
Shares redeemed	(1,385,394)	(534,885)	(1,944,887)	(508,896)
Net increase (decrease) in shares outstanding	(322,235)	179,897	(447,029)	556,754
Shares outstanding, beginning of year	5,450,129	5,270,232	7,155,703	6,598,949
Shares outstanding, end of year	5,127,894	5,450,129	6,708,674	7,155,703

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Wilshire Global Allocation Fund Financial Highlights

For a Fund Share Outstanding Throughout Each Year.
	Year Ended December 31, 2017	Year Ended December 31, 2016		Year Ended December 31, 2015		Year Ended December 31, 2014		Year Ended December 31, 2013
Net asset value, beginning of year	$18.49	$18.38		$19.75		$19.42		$16.68

Income (loss) from investment operations:
Net investment income (a)	0.37	0.46		0.30		0.23		0.15
Net realized and unrealized gains (losses) on investments	2.43	0.57		(0.30)		0.19		2.90
Total from investment operations	2.80	1.03		0.00		0.42		3.05

Less distributions:
From net investment income	(0.50)	(0.31)		(0.37)		(0.09)		(0.31)
From realized capital gains	(0.25)	(0.61)		(1.00)		—		—
Total distributions	(0.75)	(0.92)		(1.37)		(0.09)		(0.31)

Net asset value, end of year	$20.54	$18.49		$18.38		$19.75		$19.42

Total return (b)	15.16%	5.62%		0.04%		2.17%		18.31%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$411,016	$409,182		$432,239		$478,350		$157,820
Operating expenses after fee reductions and expense reimbursements and including fees paid indirectly†	0.50%	0.51	%(c)	0.53	%(c)	0.52	%(c)	0.29%
Operating expenses before fee reductions and expense reimbursements, recoupment of previously waived fees and excluding fees paid indirectly†	0.41%	0.53%		0.63%		0.57	%(d)	0.29%
Net investment income (a)	1.80%	2.44%		1.48%		1.17%		0.85%
Portfolio turnover rate	15%	65	%(e)	29%		83	%(e)	151%

(a)

The selected per share data was calculated using the average shares outstanding method for the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.

(b)

If you are an annuity contract owner, the total returns shown do not reflect the expenses that apply to the separate account or related insurance policies through which you invest in the Fund. The inclusion of these charges would reduce the total return figures for all periods shown.

(c)

The ratio of expenses to average net assets includes interest expense, which is considered outside the expense limitation agreement. Had these expenses been excluded, the ratio would have been 0.50%, 0.50% and 0.50% for the years ended December 31, 2016, 2015 and 2014, respectively.

(d)	Had the ratio of operating expenses excluding fee reductions/expense reimbursements and excluding fees paid indirectly included these expense offsets, the ratio would have remained at 0.57%.
(e)	Includes the effect of in-kind transactions.
†	These ratios do not include expenses of the underlying investment companies in which the Fund invests.

See Notes to Financial Statements.

Wilshire Variable Insurance Trust 2015 Fund Financial Highlights

For a Fund Share Outstanding Throughout Each Year.
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014		Year Ended December 31, 2013
Net asset value, beginning of year	$11.19	$10.98	$12.28	$12.24		$11.39

Income (loss) from investment operations:
Net investment income (a)	0.24	0.29	0.23	0.24		0.22
Net realized and unrealized gains (losses) on investments	1.05	0.43	(0.48)	0.35		0.96
Total from investment operations	1.29	0.72	(0.25)	0.59		1.18

Less distributions:
From net investment income	(0.33)	(0.26)	(0.25)	(0.21)		(0.22)
From realized capital gains	(1.20)	(0.25)	(0.80)	(0.34)		(0.11)
Total distributions	(1.53)	(0.51)	(1.05)	(0.55)		(0.33)

Net asset value, end of year	$10.95	$11.19	$10.98	$12.28		$12.24

Total return (b)	11.52%	6.52%	(1.98%)	4.78%		10.38%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$25,161	$28,182	$30,089	$34,197		$33,447
Operating expenses after fee reductions and expense reimbursements†	0.60%	0.60%	0.60%	0.62	%(c)	0.60%
Operating expenses before fee reductions, recoupment of previously waived fees and expense reimbursements†	0.53%	0.65%	0.75%	0.75%		0.74%
Net investment income (a)	2.15%	2.51%	1.85%	1.93%		1.82%
Portfolio turnover rate	31%	108%	21%	38%		23%

(a)

The selected per share data was calculated using the average shares outstanding method for the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.

(b)

If you are an annuity contract owner, the total returns shown do not reflect the expenses that apply to the separate account or related insurance policies through which you invest in the Fund. The inclusion of these charges would reduce the total return figures for all periods shown.

(c)	The ratio of expenses to average net assets includes extraordinary fees accrued outside the expense limitation agreement. Had these expenses been excluded, the ratio would have been 0.60%.
†	These ratios do not include expenses of the underlying investment companies in which the Fund invests.

See Notes to Financial Statements.

Wilshire Variable Insurance Trust 2025 Fund Financial Highlights

For a Fund Share Outstanding Throughout Each Year.
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014		Year Ended December 31, 2013
Net asset value, beginning of year	$11.66	$11.19	$12.13	$11.78		$10.68

Income (loss) from investment operations:
Net investment income (a)	0.23	0.31	0.22	0.24		0.21
Net realized and unrealized gains (losses) on investments	1.41	0.45	(0.50)	0.36		1.09
Total from investment operations	1.64	0.76	(0.28)	0.60		1.30

Less distributions:
From net investment income	(0.33)	(0.21)	(0.20)	(0.15)		(0.20)
From realized capital gains	(1.25)	(0.08)	(0.46)	(0.10)		—
Total distributions	(1.58)	(0.29)	(0.66)	(0.25)		(0.20)

Net asset value, end of year	$11.72	$11.66	$11.19	$12.13		$11.78

Total return (b)	14.18%	6.75%	(2.27%)	5.12%		12.22%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$60,123	$63,570	$58,971	$56,782		$48,826
Operating expenses after fee reductions and expense reimbursements†	0.60%	0.60%	0.60%	0.62	%(c)	0.60%
Operating expenses before fee reductions, recoupment of previously waived fees and expense reimbursements†	0.45%	0.62%	0.71%	0.74%		0.71%
Net investment income (a)	1.99%	2.72%	1.83%	1.98%		1.85%
Portfolio turnover rate	27%	108%	23%	23%		12%

(a)

The selected per share data was calculated using the average shares outstanding method for the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.

(b)

If you are an annuity contract owner, the total returns shown do not reflect the expenses that apply to the separate account or related insurance policies through which you invest in the Fund. The inclusion of these charges would reduce the total return figures for all periods shown.

(c)	The ratio of expenses to average net assets includes extraordinary fees accrued outside the expense limitation agreement. Had these expenses been excluded, the ratio would have been 0.60%.
†	These ratios do not include expenses of the underlying investment companies in which the Fund invests.

See Notes to Financial Statements.

Wilshire Variable Insurance Trust 2035 Fund Financial Highlights

For a Fund Share Outstanding Throughout Each Year.
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014		Year Ended December 31, 2013
Net asset value, beginning of year	$11.60	$11.08	$11.88	$11.45		$10.15

Income (loss) from investment operations:
Net investment income (a)	0.21	0.31	0.21	0.23		0.21
Net realized and unrealized gains (losses) on investments	1.76	0.47	(0.48)	0.39		1.31
Total from investment operations	1.97	0.78	(0.27)	0.62		1.52

Less distributions:
From net investment income	(0.34)	(0.18)	(0.19)	(0.14)		(0.20)
From realized capital gains	(1.42)	(0.08)	(0.34)	(0.05)		(0.02)
Total distributions	(1.76)	(0.26)	(0.53)	(0.19)		(0.22)

Net asset value, end of year	$11.81	$11.60	$11.08	$11.88		$11.45

Total return (b)	17.00%	7.08%	(2.21%)	5.39%		14.97%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$79,238	$82,975	$73,094	$67,969		$58,033
Operating expenses after fee reductions and expense reimbursements†	0.60%	0.60%	0.60%	0.62	%c)	0.60%
Operating expenses before fee reductions, recoupment of previously waived fees and expense reimbursements†	0.42%	0.61%	0.71%	0.75%		0.71%
Net investment income (a)	1.78%	2.87%	1.73%	1.96%		1.93%
Portfolio turnover rate	29%	112%	20%	22%		7%

(a)

The selected per share data was calculated using the average shares outstanding method for the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.

(b)

If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies through which you invest in the Fund. The inclusion of these charges would reduce the total return figures for all periods shown.

(c)	The ratio of expenses to average net assets includes extraordinary fees accrued outside the expense limitation agreement. Had these expenses been excluded, the ratio would have been 0.60%.
†	These ratios do not include expenses of the underlying investment companies in which the Fund invests.

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Notes to Financial Statements December 31, 2017

1. Organization.

The Wilshire Variable Insurance Trust (the “Trust”) is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers units of beneficial interest (shares) in four separate investment portfolios: the Wilshire Global Allocation Fund; the 2015 Fund; the 2025 Fund; and the 2035 Fund (individually a “Fund”, and collectively, the “Funds”). The Funds operate under a fund of funds structure and at this time invest substantially all of their assets in shares of certain underlying affiliated funds (the “Underlying Funds”), which are mutual funds advised by Wilshire Associates Incorporated (the “Adviser”), and in shares of unaffiliated investment companies and exchange-traded funds (“ETFs”). Shares of the Funds may only be purchased by insurance company separate accounts for certain variable insurance contracts and by plan sponsors of qualified retirement plans.

The investment objective of the Wilshire Global Allocation Fund is to realize a high long-term total rate of return consistent with prudent investment risks.

The investment objective of the 2015 Fund, the 2025 Fund and the 2035 Fund is to provide high total return until each Fund’s target retirement date. Thereafter, each Fund’s objective is to seek high current income and, as a secondary objective, capital appreciation. Each Fund is designed to provide a mix of assets with a risk/return profile that is appropriate for the participant’s anticipated target retirement date. The risk/return profile of the Funds will adjust with time and become more conservative.

2. Significant Accounting Policies.

In October 2016, the SEC adopted amendments to Regulation S-X, which impact financial statement presentation, particularly the presentation of derivative investments. The Funds have adopted these amendments, which were effective August 1, 2017, with these financial statements.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Funds follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

Use of estimates — The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be material.

Security valuation — A security listed or traded on a domestic exchange is valued at its last sales price on the exchange where it is principally traded. In the absence of a current quotation, the security is valued at the mean between the last bid and asked prices on the exchange. Securities traded on National Association of Securities Dealers Automatic Quotation (“NASDAQ”) System are valued at the NASDAQ official closing price. If there is no NASDAQ official closing price available, the most recent bid quotation is used. Securities traded over-the-counter (other than on NASDAQ) are valued at the last current sale price, and if there are no such sales, the most recent bid quotation is used. Values of debt securities are generally reported at the last sales price if the security is actively traded. If a debt security is not actively traded, it is typically valued by an independent pricing agent which employs methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. The independent pricing agent often utilizes proprietary models that are subjective and require the use of judgment and the application of various assumptions including, but not limited to, interest rates, repayment speeds, and default rate assumptions. Debt securities that have a remaining maturity of 60 days or less are valued at prices supplied by the Funds’ pricing agent for such securities, if available, and otherwise are valued at amortized cost if the Pricing Committee concludes it approximates fair value. When market quotations are not readily available, securities are valued according to procedures adopted by the Board of Trustees (the “Board”) or are valued at fair value as determined in good faith by the Pricing Committee, whose members include at least two representatives of the Adviser, one of whom is an officer of the Trust, or the Trust’s Valuation Committee. Securities whose market value using the procedures outlined above do not

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) December 31, 2017

reflect fair value because a significant valuation event has occurred may be valued at fair value by the Pricing Committee or the Valuation Committee in accordance with the Trust’s valuation procedures. The value of fair valued securities may be different from the last sale price (or the mean between the last bid and asked prices), and there is no guarantee that a fair valued security will be sold at the price at which a Fund is carrying the security. Investments in open-end registered investment companies are valued at the end of day net asset value (“NAV”) per share as reported by the underlying funds. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

A Fund’s investment in an ETF is valued at the ETF’s NAV or is valued at market price, depending upon whether a Fund purchased the ETF directly from the ETF in “creation units” or on an exchange, as applicable. During the year ended December 31, 2017, no creation units were purchased by the Funds.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of the fair value hierarchy as follows:

●	Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

●	Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 – Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. During the year ended December 31, 2017, there were no significant changes to the Funds’ fair value methodologies. During the year ended December 31, 2017, there were no Level 2 or Level 3 securities held by the Funds.

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2017:

	Level 1	Level 2	Level 3	Total
Wilshire Global Allocaiton Fund
Affiliated Registered Investment Companies	$355,094,359	$—	$—	$355,094,359
Other Open-End Funds	56,359,595	—	—	56,359,595
Money Market Funds	164,845	—	—	164,845
Total	$411,618,799	$—	$—	$411,618,799

2015 Fund
Affiliated Registered Investment Companies	$20,265,171	$—	$—	$20,265,171
Other Open-End Funds	4,666,314	—	—	4,666,314
Money Market Funds	271,903	—	—	271,903
Total	$25,203,388	$—	$—	$25,203,388

2025 Fund
Affiliated Registered Investment Companies	$51,924,634	$—	$—	$51,924,634
Other Open-End Funds	7,673,007	—	—	7,673,007
Money Market Funds	615,799	—	—	615,799
Total	$60,213,440	$—	$—	$60,213,440

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) December 31, 2017

	Level 1	Level 2	Level 3	Total
2035 Fund
Affiliated Registered Investment Companies	$73,348,993	$—	$—	$73,348,993
Other Open-End Funds	5,218,468	—	—	5,218,468
Money Market Funds	732,777	—	—	732,777
Total	$79,300,238	$—	$—	$79,300,238

Investment transactions and investment income — Investment transactions are recorded on a trade date basis. Dividends, including distributions paid by Underlying Funds and unaffiliated investment companies, are recorded on the ex-dividend date. The actual tax character of income, realized gains and return of capital distributions received from Underlying Funds may not be known until after the end of the fiscal year, at which time appropriate adjustments are recorded. Realized gains and losses on investments sold are determined on the basis of identified cost. Distributions received on securities that represent a return of capital or capital gain are reclassed as a reduction of cost of investments and/or as a realized gain.

Foreign currency transactions — The books and records of the Funds are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

●	market value of investment securities, other assets and liabilities at the daily rates of exchange and

●	purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The portion of the results of operations caused by changes in foreign exchange rates on investments are not isolated from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

Net realized and unrealized gains (losses) from foreign currency related transactions include gains and losses arising from the sales of foreign currency and gains and losses between the ex-dividend and payment dates on dividends, interest and foreign withholding taxes. The effect of changes in foreign exchange rates on realized and unrealized gains or losses is reflected as a component of such gains or losses.

Expense policy — Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among all Funds of the Trust in relation to the net assets of each Fund or another reasonable basis. Expenses that are attributable to both the Trust and the Wilshire Mutual Funds, Inc. (an affiliated investment company) are allocated across the Trust and the Wilshire Mutual Funds, Inc. based upon relative net assets or another reasonable basis.

Distributions to shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are declared and paid annually. The Funds’ net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Additional distributions of net investment income and net realized capital gains may be made at the discretion of the Board.

3. Investment Advisory and Other Services.

The Trust employs the Adviser to manage the investment and reinvestment of the assets of the Funds and to continuously review, oversee and administer the Funds’ investment programs.

Under an Investment Advisory Agreement the Wilshire Global Allocation Fund pays to the Adviser a fee at the annual rate of 0.55% of the average daily net assets of the Fund, excluding assets invested in the Underlying Funds. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser receives a fee at the annual rate of 0.25% of the average daily net assets of each of the 2015 Fund, the 2025 Fund and the 2035 Fund, excluding assets invested in the Underlying Funds.

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) December 31, 2017

The Adviser has entered into expense limitation agreements with the Trust requiring it to reduce its management fee and/or reimburse expenses to limit annual operating expenses (excluding taxes, brokerage expenses, dividend expenses on short securities, acquired fund fees and expenses and extraordinary expenses) to 0.50% of average daily net assets for the Wilshire Global Allocation Fund and 0.60% of average daily net assets for each of the 2015 Fund, the 2025 Fund and the 2035 Fund. These agreements to limit expenses continue through at least April 30, 2019. The Adviser may recoup the amount of any management fee reductions or expense reimbursements within three years after the year in which the fee reduction or expense reimbursement occurred if the recoupment does not cause a Fund’s expenses to exceed the expense limitation that was in place at the time of the fee reduction or expense reimbursement. As of December 31, 2017, the amounts of fee reductions and expense reimbursements subject to recoupment by the Adviser are as follows:

	Wilshire Global Allocation Fund	2015 Fund	2025 Fund	2035 Fund
Expires
December 31, 2018	$51,989	$51,518	$43,809	$—
December 31, 2019	85,331	12,838	10,719	6,757
Total	$137,320	$64,356	$54,528	$6,757

During the year ended December 31, 2017, the Adviser recouped prior years’ fee reductions in the amounts listed below.

Fund	Fees Recouped
Wilshire Global Allocation Fund	$353,038
2015 Fund	17,597
2025 Fund	93,767
2035 Fund	144,146

Because the Underlying Funds and unaffiliated investment companies have varied fee and expense levels and the Funds may own different proportions of the Underlying Funds and unaffiliated investment companies at different times, the amount of fees and expenses incurred indirectly by a Fund will vary.

DST Systems, Inc. serves as the Trust’s transfer agent and dividend disbursing agent. The Northern Trust Company serves as the Trust’s custodian. Ultimus Fund Solutions, LLC (“Ultimus”) serves as the Trust’s administrator and accounting agent and Ultimus Fund Distributors LLC (the “Distributor”) serves as the Fund’s principal underwriter. Certain officers of the Trust are also officers of Ultimus or of the Distributor.

Officers and Trustees’ expenses — Certain officers of the Trust are affiliated with and receive remuneration from the Adviser or Ultimus. The Trust does not pay any remuneration to its officers. The Trust and Wilshire Mutual Funds, Inc. together pay each Independent Trustee an annual retainer of $48,000, an annual additional retainer for each Committee chair of $12,000 and an annual additional retainer to the Board chair of $12,000. In addition, each Independent Trustee is compensated for Board and Committee meeting attendance in accordance with the following schedule: a Board in-person meeting fee of $3,000 for Independent Trustees and $4,000 for the Board chair, a Board telephonic meeting fee of $1,500 for Independent Trustees and $2,000 for the Board chair, and a Committee telephonic meeting fee of $500.

4. Distribution and Shareholder Services Plans.

The 2015, 2025 and 2035 Funds have adopted a plan pursuant to Rule 12b-1 under the 1940 Act that provides for a fee of up to 0.25% of each Fund’s average net assets to pay for distribution and shareholder services provided to shareholders by the Distributor or other financial intermediaries.

Wilshire Global Allocation Fund has adopted a separate Rule 12b-1 distribution and shareholder services plan (the “Distribution Plan”). Pursuant to the Distribution Plan, the Distributor receives from the Fund a distribution and shareholder services fee, computed at the annual rate of 0.25% of average daily net assets.

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) December 31, 2017

5. Security Transactions.

During the year ended December 31, 2017, the aggregate cost of purchases and proceeds from sales of investments, other than affiliated investments and short-term investments, were as follows:

Fund	Cost of Purchases	Proceeds from Sales
Wilshire Global Allocation Fund	$30,138,670	$—
2015 Fund	4,690,642	4,309,294
2025 Fund	7,713,250	7,149,701
2035 Fund	9,408,047	9,191,660

Information regarding the Funds’ investments in the Underlying Funds during the year ended December 31, 2017 is provided in the table below:

Fund	Value as of December 31, 2016	Cost of Purchases	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value as of December 31, 2017	Income Distributions	Capital Gain Distributions
Wilshire Global Allocation Fund
Wilshire Income Opportunities Fund - Institutional Class	$132,933,909	$7,301,969	$(42,372,820)	$1,891,753	$568,686	$100,323,497	$4,095,677	$336,501
Wilshire International Equity Fund - Institutional Class	119,802,761	7,834,410	(11,612,721)	857,614	29,259,690	146,141,754	702,613	—
Wilshire Large Company Growth Portfolio - Institutional Class	45,047,267	3,715,689	(13,140,769)	(913,278)	8,853,670	43,562,579	385,720	3,012,157
Wilshire Large Company Value Portfolio - Institutional Class	59,123,645	5,215,443	(22,145,665)	(2,618,999)	4,807,056	44,381,480	2,702,612	1,698,933
Wilshire Small Company Growth Portfolio - Institutional Class	11,902,935	3,146,572	(5,069,760)	244,080	79,622	10,303,449	253,739	673,888
Wilshire Small Company Value Portfolio - Institutional Class	12,365,816	3,339,649	(4,956,413)	(161,418)	(206,034)	10,381,600	259,197	849,672
				$(700,248)	$43,362,690	$355,094,359	$8,399,558	$6,571,151
2015 Fund
Wilshire Income Opportunities Fund - Institutional Class	$11,410,270	$1,365,505	$(4,587,090)	$120,707	$79,359	$8,388,751	$342,071	$28,086
Wilshire International Equity Fund - Institutional Class	3,659,137	604,776	(730,674)	81,107	817,873	4,432,219	21,291	—
Wilshire Large Company Growth Portfolio - Institutional Class	3,477,309	435,355	(1,313,607)	81,383	506,686	3,187,126	28,181	220,063
Wilshire Large Company Value Portfolio - Institutional Class	4,058,237	559,320	(1,526,197)	156,570	(6,646)	3,241,284	197,142	123,907
Wilshire Small Company Growth Portfolio - Institutional Class	558,038	206,742	(273,300)	28,623	(13,721)	506,382	12,453	33,072
Wilshire Small Company Value Portfolio - Institutional Class	559,228	238,515	(268,419)	25,893	(45,808)	509,409	12,701	41,634
				$494,283	$1,337,743	$20,265,171	$613,839	$446,762

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) December 31, 2017

Fund	Value as of December 31, 2016	Cost of Purchases	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value as of December 31, 2017	Income Distributions	Capital Gain Distributions
2025 Fund
Wilshire Income Opportunities Fund - Institutional Class	$18,595,536	$2,636,648	$(6,988,848)	$188,803	$116,134	$14,548,274	$593,095	$48,567
Wilshire International Equity Fund - Institutional Class	12,682,217	1,908,249	(1,903,130)	192,387	2,954,915	15,834,638	76,054	—
Wilshire Large Company Growth Portfolio - Institutional Class	10,023,368	1,235,830	(3,795,639)	235,260	1,460,328	9,159,147	80,847	631,273
Wilshire Large Company Value Portfolio - Institutional Class	11,977,912	1,597,203	(4,624,625)	462,652	(32,007)	9,381,135	569,823	357,970
Wilshire Small Company Growth Portfolio - Institutional Class	1,257,294	534,729	(300,987)	31,296	(1,235)	1,521,097	37,337	99,162
Wilshire Small Company Value Portfolio - Institutional Class	1,261,441	484,072	(214,174)	21,566	(72,562)	1,480,343	36,840	120,766
				$1,131,964	$4,425,573	$51,924,634	$1,393,996	$1,257,738
2035 Fund
Wilshire Income Opportunities Fund - Institutional Class	$14,334,657	$1,647,862	$(6,549,316)	$184,317	$101,999	$9,719,519	$396,596	$32,475
Wilshire International Equity Fund - Institutional Class	20,754,944	4,538,541	(3,619,051)	347,565	4,803,678	26,825,677	128,918	—
Wilshire Large Company Growth Portfolio - Institutional Class	17,233,007	2,394,430	(6,592,180)	372,214	2,518,577	15,926,048	140,656	1,098,268
Wilshire Large Company Value Portfolio - Institutional Class	19,814,498	2,912,122	(7,153,854)	693,026	(8,293)	16,257,499	988,045	620,700
Wilshire Small Company Growth Portfolio - Institutional Class	2,470,388	739,771	(970,132)	99,972	(26,610)	2,313,389	56,818	150,898
Wilshire Small Company Value Portfolio - Institutional Class	2,475,457	799,680	(888,380)	82,994	(162,890)	2,306,861	57,442	188,301
				$1,780,088	$7,226,461	$73,348,993	$1,768,475	$2,090,642

6. Significant Shareholders.

On December 31, 2017, the Funds had the following concentrations of shareholders holding 10% or more of the outstanding shares of the Funds. These represent omnibus shareholder accounts in the separate account of Horace Mann Life Insurance Co. through which shares of the Funds are sold.

Fund
Wilshire Global Allocation Fund (1 omnibus shareholder)	100%
2015 Fund (1 omnibus shareholder)	97%
2025 Fund (1 omnibus shareholder)	98%
2035 Fund (1 omnibus shareholder)	98%

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) December 31, 2017

7. Tax Information.

No provision for federal income taxes is required because each Fund has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and distributes to shareholders all of its taxable income and gains. Federal income tax regulations differ from U.S. GAAP; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial reporting records are not adjusted for temporary differences. The Funds are not aware of any tax positions for which it is reasonably likely that the total amounts of unrecognized tax benefits or expenses will materially change in the next twelve months. The Funds identify their major tax jurisdiction as U.S. Federal.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing a Fund’s tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50%) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities of returns filed within the past three years and and on-going analysis of and changes to tax laws, regulations and interpretations thereof.

At December 31, 2017, the components of distributable earnings on a tax basis were as follows:

	Wilshire Global Allocation Fund	2015 Fund	2025 Fund	2035 Fund
Undistributed ordinary income	$7,395,136	$616,289	$1,330,206	$1,549,139
Undistributed long-term gains	6,457,351	898,295	2,267,608	3,700,332
Net unrealized appreciation	20,640,917	1,215,345	4,132,294	6,867,728
Net unrealized depreciation on foreign currency translation	(1,490)	—	—	—
Accumulated earnings	$34,491,914	$2,729,929	$7,730,108	$12,117,199

The tax components of accumulated earnings may temporarily differ from the financial components of net assets (“book/tax difference”). These book/tax differences are due to the recognition of capital gains or losses under income tax regulations and GAAP, primarily due to the tax deferral of losses on wash sales.

The federal tax cost of portfolio investments and unrealized appreciation and depreciation at December 31, 2017 for each Fund is as follows:

	Wilshire Global Allocation Fund	2015 Fund	2025 Fund	2035 Fund
Tax cost of portfolio investments	$390,977,882	$23,988,043	$56,081,146	$72,432,510
Gross unrealized appreciation	25,130,472	1,318,532	4,348,164	7,090,019
Gross unrealized depreciation	(4,489,555)	(103,187)	(215,870)	(222,291)
Net unrealized appreciation	$20,640,917	$1,215,345	$4,132,294	$6,867,728

The differences between book and tax-basis unrealized appreciation (depreciation) for each Fund are attributable primarily to the tax deferral of losses on wash sales.

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) December 31, 2017

The tax character of distributions paid to shareholders during the years ended December 31, 2017 and 2016 was as follows:

Fund	2017 Ordinary Income	2017 Long-Term Capital Gains	2016 Ordinary Income	2016 Long-Term Capital Gains
Wilshire Global Allocation Fund	$12,484,912	$2,190,240	$7,170,925	$12,368,640
2015 Fund	730,921	2,417,286	621,467	598,517
2025 Fund	1,662,001	5,665,184	1,100,063	423,199
2035 Fund	2,199,526	8,271,467	1,259,583	587,203

For the year ended December 31, 2017, the following reclassifications were made on the Statements of Assets and Liabilities for the Funds as a result of permanent differences in the recognition of capital gains or losses under income tax regulations and GAAP:

	Wilshire Global Allocation Fund	2015 Fund	2025 Fund	2035 Fund
Paid-in capital	$—	$(2)	$—	$1
Undistributed net investment income	(272)	—	—	—
Undistributed net realized gains on investments	272	2	—	(1)

Such reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, have no effect on each Fund’s net assets or NAV per share.

8. Indemnifications.

In the normal course of business, the Trust on behalf of the Funds enters into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

9. Contingencies.

As a part of the merger of the Equity Fund and Socially Responsible Fund into Wilshire Global Allocation Fund on September 22, 2014, the Fund assumed all of the liabilities of the Equity Fund and Socially Responsible Fund, including, without limitation, contingencies relating to lawsuits. The Equity Fund and Socially Responsible Fund were named as defendants and putative members of a proposed defendant class of shareholders in a lawsuit filed on December 7, 2010, in the U.S. Bankruptcy Court for the District of Delaware, and on March 6, 2012, in the District Court for the Southern District of New York, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding. The 2010 lawsuit was brought by the Official Committee of Unsecured Creditors of the Tribune Company and the 2012 lawsuit was brought by Deutsche Bank, as trustee for senior noteholders of Tribune Company. Both lawsuits relate to a leveraged buyout transaction by which Tribune Company converted to a privately-held company in 2007 less than a year prior to Tribune Company’s bankruptcy filing. The putative defendant class is comprised of beneficial owners of shares of Tribune Company who meet certain jurisdictional requirements and received proceeds of the leveraged buyout. The plaintiffs seek to recover those proceeds, together with interest and attorneys’ fees and expenses, as fraudulent transfers under the Bankruptcy Act or various state laws. In September 2013, the District Court dismissed the 2012 lawsuit and in March 2016 the Second Circuit Court of Appeals affirmed this decision. The 2010 lawsuit continues in the District Court. The Adviser does not expect the Fund to be materially impacted by the lawsuits.

10. Subsequent Event Evaluation.

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date these financial statements were issued. Based on this evaluation, no additional disclosures or adjustments were required to these financial statements.

Wilshire Variable Insurance Trust Report Of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Wilshire Variable Insurance Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Wilshire Variable Insurance Trust comprising Wilshire Global Allocation Fund, Wilshire 2015 Fund, Wilshire 2025 Fund, Wilshire 2035 Fund (the “Funds”) as of December 31, 2017, and the related statements of operations and changes in net assets, including the related notes, and financial highlights for the year then ended, (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds constituting Wilshire Variable Insurance Trust as of December 31, 2017, the results of their operations, changes in their net assets, and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial statements and financial highlights for the years ended December 31, 2016 and prior, were audited by other auditors whose report dated February 28, 2017, expressed an unqualified opinion on those financial statements and highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit includes performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and confirmation of securities owned as of December 31, 2017, by correspondence with the custodian, counterparties and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2017.

COHEN & COMPANY, LTD.
Cleveland, Ohio
February 28, 2018

Wilshire Variable Insurance Trust Board Approval Of Advisory Agreements (Unaudited)

During the six months ended December 31, 2017, the Board of Trustees (the “Board”) of Wilshire Variable Insurance Trust (the “Trust”) approved the renewal for an additional one-year term of the Trust’s advisory agreement with Wilshire Associates Incorporated (“Wilshire” or the “Adviser”) on behalf of the Wilshire Global Allocation Fund and the Trust’s advisory agreement (each, an “Advisory Agreement” and collectively, the “Advisory Agreements”) with Wilshire on behalf of Wilshire 2015 Fund, Wilshire 2025 Fund and Wilshire 2035 Fund (with the Wilshire Global Allocation Fund, the “Funds”).

The information in this summary outlines the Board’s considerations associated with its approval of the Advisory Agreements. In connection with its deliberations regarding the continuation of this relationship, the Board considered such information and factors as it believed to be relevant. As described below, the Board considered the nature, extent and quality of the services performed by Wilshire under the existing advisory arrangements; comparative fees and expense ratios; the profits to be realized by Wilshire; the extent to which Wilshire realizes economies of scale; and whether any fall-out benefits are being realized by Wilshire. In considering these matters, the Board was advised with respect to relevant legal standards by independent legal counsel. In addition, the Trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940 (the “Independent Trustees”) discussed the renewal of the Advisory Agreements with management and in private sessions with independent legal counsel at which no representatives of Wilshire were present.

As required by the Investment Company Act of 1940, each approval was confirmed by a vote of the Independent Trustees. In deciding to approve the renewal of the Advisory Agreement, the Board did not identify any single factor as controlling and this summary does not describe all of the matters considered. However, the Board concluded that each of the various factors referred to below favored such approval.

Information Requested and Received

The Board, including all the Independent Trustees, considered the renewal of the Advisory Agreements pursuant to a process that concluded at the Board’s November 13, 2017 meeting, following an extensive process. At the direction of the Independent Trustees, independent legal counsel sent a memorandum to the Adviser requesting information regarding the Advisory Agreements to be provided to the Trustees in advance of a meeting of the Independent Trustees held prior to the Board meeting on November 13, 2017.

In response to the request for information, the Trustees received information from the Adviser as to each Fund describing: (i) the nature, extent and quality of services provided; (ii) the investment performance of the Fund as provided by Wilshire based upon data gathered from the Morningstar Direct database (“Morningstar”), along with the comparison to its benchmark index; (iii) the costs of services provided and estimated profits realized by the Adviser; (iv) the extent to which economies of scale are realized; (v) any economies of scale realized by the Adviser and any sharing of such for the benefit of Fund shareholders; (vi) comparisons of services rendered and amounts paid by other registered investment companies as provided by Wilshire based upon data gathered from Morningstar, and (vii) benefits realized by the Adviser from its relationship with the Fund. The Independent Trustees also received a memorandum from independent legal counsel describing their duties in connection with contract approvals, and they were assisted in their review by such counsel.

As a part of its evaluation, the Board considered the assessment of performance made by the Investment Committee (which is comprised solely of Independent Trustees), which met on November 13, 2017 to review the data Wilshire had prepared on performance. Based upon its evaluation of all materials provided, the Board concluded that it was in the best interests of each Fund to renew its Advisory Agreement.

Nature, Extent and Quality of Services

With respect to the nature, extent and quality of services provided by the Adviser, the Board reviewed the functions currently performed by the Adviser, noting that the Adviser performs certain administrative functions on behalf of the Funds. The Board considered the experience and skills of the senior management leading Fund operations, the experience and skills of the personnel performing the functions under the Advisory Agreements and the resources made available to such personnel. The Board determined that the current personnel had the requisite skill sets. The Board also considered the compliance program established by the Adviser and the level of compliance maintained for the Funds. The Board concluded that appropriate resources were being provided under the agreements to administer the Trust’s affairs. The

Wilshire Variable Insurance Trust Board Approval Of Advisory Agreements (Unaudited) - (Continued)

Board also reviewed the Adviser’s financial condition, and considered the financial support provided by the Adviser to the Funds pursuant to expense limitation agreements. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services provided by the Adviser to each Fund support renewal of its contract.

The Board reviewed information on the performance of each Fund for the annualized one , three , five- and ten-year periods ended September 30, 2017, along with performance information of a peer group of funds determined by Wilshire based upon the Morningstar database and in comparison to each Fund’s benchmark for the same periods. For the Wilshire Global Allocation Fund, the Board noted that, although the Fund underperformed its benchmark for the one- and three-year periods, the Fund outperformed the median of its peer group for the one- and three-year periods. The Board also noted that given the change in the Fund’s investment strategy and benchmark as of July 7, 2014, annualized peer returns and performance relative to the benchmark are not comparable for the five- and ten-year periods.

For the Wilshire 2015 Fund, the Board noted that the Fund outperformed the median of its peer group for the three-year period, outperformed its benchmark for the year-to-date period ended September 30, 2017 and was in the third quintile of its peer group for the one- and five-year periods (the first quintile being the best performers and the fifth quintile being the worst performers), but underperformed its benchmark for the one-, three-, five- and ten-year periods. For the Wilshire 2025 Fund, the Board noted that the Fund was in the third quintile of its peer group for the one- and five-year periods, was in the fourth quintile of its peer group for the three-year period and underperformed its benchmark for the one-, three-, five- and ten-year periods, but outperformed its benchmark for the year-to-date period ended September 30, 2017. For the Wilshire 2035 Fund, the Board noted that the Fund underperformed the median of its peer group for the one-, three- and five-year periods and underperformed its benchmark for all periods reviewed, but was in the fourth quintile of its peer group for the one- and three-year periods. The Board took into consideration the Adviser’s explanation for the recent underperformance of the Wilshire 2025 Fund and the Wilshire 2035 Fund.

Based upon the above performance, the Board determined that it was in the best interests of each Fund to continue its Advisory Agreement.

Advisory Fees

The Board reviewed each Fund’s advisory fee and total expense ratio and reviewed information comparing the actual advisory fee paid and total expense ratio to those of the peer group of funds. The Board concluded the actual fees paid by the Wilshire Global Allocation Fund were in a competitive range with the Fund’s peer group. The Board concluded that the actual fees paid by the Wilshire 2025 Fund and the Wilshire 2035 Fund were below the median. With respect to the Wilshire 2015 Fund, the Board concluded that the actual fee paid, which was in the fourth quintile of its peer group, was competitive. As to total expenses, the Board noted that total expenses are influenced by the small size of the complex. The Board also noted that the Funds have expense limitation agreements in place. The Board noted that the Adviser sub-advises other asset allocation relationships that are similar to the Funds and that the Adviser indicated it charges those sub-advised funds less than it charges the Funds. The Adviser reviewed with the Board the significant differences in the scope of services provided to the Funds and to such sub-advised funds. The Board considered the fee comparisons in light of the scope of services required to manage these different types of relationships. The Board concluded that the advisory fee for each Fund was reasonable.

Profitability to Wilshire and Economies of Scale

With respect to the profitability of each Advisory Agreement, the Board primarily considered the fee structure of the Advisory Agreement, including the costs of the services provided and the profits realized by the Adviser from its relationship with the Funds. The Board concluded that the profits realized by the Adviser were not unreasonable in comparison with the costs of providing investment advisory services to the Funds. In addition, the Board considered the extent to which economies of scale are realized and whether fee levels reasonably reflect economies of scale for the benefit of shareholders. The Board reviewed each Fund’s asset size, the Fund’s expense ratio, the expense limitation agreement in place and considered whether the investment process produced economies of scale. The Board noted that the advisory fee for the Wilshire Global Allocation Fund includes a breakpoint. The Board concluded that each Fund’s advisory fee reasonably reflected appropriate recognition of any economies of scale.

Wilshire Variable Insurance Trust Board Approval Of Advisory Agreements (Unaudited) - (Continued)

Fall-Out Benefits

The Board considered the Adviser’s statement that benefits from its relationship with the Funds were limited to the advisory fees paid. The Board determined that the advisory fees were reasonable in light of any fall-out benefits.

Conclusion

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of each Advisory Agreement continue to be fair and reasonable and that the continuation of each Fund’s Advisory Agreement is in the best interests of the Fund.

Wilshire Variable Insurance Trust Additional Fund Information (Unaudited)

A listing of the Trustees and Officers of the Trust, their ages and their principal occupations for the past five years is presented below. The address of each Trustee and Officer is 1299 Ocean Avenue, Suite 700, Santa Monica, California 90401.

Name and Age	Position Held With The Trust	Term of Office(1) and Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds/Funds in Complex Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEE
Jason Schwarz, 43	Trustee, President	Since 2018 Since 2012	President, Wilshire Funds Management Group (since 2005)	11	Wilshire Associates; Wilshire Mutual Funds, Inc. (7 Funds)
NON-INTERESTED TRUSTEES
Roger A. Formisano, 69	Trustee	Since 2002	Vice President, University Medical Foundation, 2006- Present; formerly Director, The Center for Leadership and Applied Business, UW-Madison School of Business; Principal, R.A. Formisano & Company, LLC	11	Integrity Mutual Insurance Company; Wilshire Mutual Funds, Inc. (7 Funds)
Edward Gubman, 66	Trustee	Since 2011	Retired; formerly Founder and Principal, Strategic Talent Solutions	11	Wilshire Mutual Funds, Inc. (7 Funds)
Suanne K. Luhn, 63	Trustee	Since 2008	Retired; formerly Chief Compliance Officer, Bahl & Gaynor (investment adviser) (1990 to 2006)	11	Wilshire Mutual Funds, Inc. (7 Funds)
George J. Zock, 67	Trustee, Chairman of the Board	Since 1996	Independent Consultant	11	Wilshire Mutual Funds, Inc. (7 Funds); Armed Forces Insurance Exchange

Wilshire Variable Insurance Trust Additional Fund Information (Unaudited) - (Continued)

Name and Age	Position Held With The Trust	Term of Office(1) and Length of Time Served	Principal Occupations During the Past Five Years
OFFICERS
Reena S. Lalji, 46	Secretary	Since 2009	Managing Director and General Counsel, Wilshire Associates Incorporated
Benkai Bouey, 47	Chief Compliance Officer	Since 2015	Chief Compliance Officer, Wilshire Associates Incorporated. (since 2012); Attorney, Benkai Bouey, Attorney at Law (2010-2013)
Michael Wauters, 52	Treasurer	Since 2009	Chief Financial Officer, Wilshire Associates Incorporated (since 2009)
Nathan R. Palmer, 42	Vice President	Since 2011	Managing Director, Wilshire Associates Incorporated
Josh Emanuel, 37	Vice President	Since 2015	Managing Director of Wilshire Associates Incoporated and Chief Investment Officer of Wilshires Funds Management (since 2015); Chief Investment Officer of The Elements Financial Group, LLC (2010-2015)
Elizabeth Yakes, 33	Vice President	Since 2015	Vice President of Wilshire Associates Incorporated and Portfolio Manager of Wilshire Funds Management

(1)

Each Trustee serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal (as provided in the Trust’s Declaration of Trust) or retirement which takes effect no later than the May 1 following his or her 75th birthday. Officers are elected by the Board on an annual basis to serve until their successors have been elected and qualified.

The Trust’s Statement of Additional Information includes additional information about the Trustees and officers of the Trust and is available, without charge, upon request, by calling 1-888-200-6796.

Wilshire Variable Insurance Trust Additional Fund Information (Unaudited) - (Continued)

Information on Proxy Voting

A description of policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, along with each Fund’s proxy voting record relating to portfolio securities held during the most recent 12-month period ended June 30 is available at no charge, upon request by calling 1-888-200-6796, or on the SEC’s website at http://www.sec.gov.

Information on Form N-Q

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of period. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

Householding Policy

In order to reduce printing and mailing expenses, only one copy of each prospectus, annual and semi-annual report will be sent to all related accounts at a common address, unless you have indicated otherwise on your Account Application. Contract Owners may revoke their consent to householding at any time by calling 1-888-200-6796. Upon receipt of a Contract Owner’s revocation, the Trust will begin mailing individual copies of the above-referenced documents to the Contract Owner’s attention within 30 days.

Change in Independent Auditor

On February 27, 2017, Cohen & Company, Ltd. (“Cohen”) was selected as the Funds’ new independent auditor, replacing PricewaterhouseCoopers LLP (“PwC”). The Funds’ selection of Cohen as independent auditor was recommended and approved by the Trust’s Audit Committee and was approved by the Trust’s Board of Trustees.

PwC’s reports on the Funds’ financial statements for the prior two fiscal years did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal years, and through the date of PwC’s replacement, there were no disagreements between the Trust and PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of PwC, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years. Prior to February 27, 2017, Cohen was not contacted during the prior two fiscal years regarding the application of accounting principles to any particular financial matter.

Wilshire Variable Insurance Trust Tax Information

For the year ended December 31, 2017, the Funds designated the following long-term capital gain distributions:

Portfolio	Amount
Wilshire Global Allocation Fund	$2,190,240
2015 Fund	$2,417,286
2025 Fund	$5,665,184
2035 Fund	$8,721,467

Of the distributions made by the Funds, the corresponding percentages represent the amount of each distribution which will qualify for the dividends received deduction available to corporate shareholders:

Fund	Percentage
Wilshire Global Allocation Fund	12.69%
2015 Fund	15.03%
2025 Fund	19.47%
2035 Fund	23.92%

Wilshire Variable Insurance Trust Privacy Statement

At Wilshire Variable Insurance Trust, we appreciate the privacy concerns of our customers. We have established the following policies to maintain the privacy of information you share with us.

Information We Collect

We collect and retain nonpublic personal information about you that may include:

Information we receive on your account applications or other forms such as your name, address, financial information and/or social security number;

Information we receive about your mutual fund transactions, such as purchases, sales, exchanges and account balances; and

Information we collect through the use of Internet “cookies” when you access our website. Cookies are a collection of information stored on the local hard drive of an Internet user, used primarily by web servers to identify previous users and their preferences. A web server cannot find out a user’s name or email address, or anything about the user’s computer using cookies.

Information We May Share

We do not sell any of your nonpublic personal information to third parties. We may share the information we collect with affiliates or with non-affiliated third parties only when those parties are acting on our behalf in servicing your account, or as required by law. These third parties may include:

Administrative service providers who, for example, process transactions for your account, print checks or prepare account statements;

Companies that provide services for us to help market our products to you; and

Governmental or other legal agencies, as required by law.

When information is shared with third parties, they are legally obligated to maintain the confidentiality of the information and to limit their use of it to servicing your account, except as permitted or required by law.

Confidentiality And Security

Within our organization, we restrict access to your nonpublic personal information to authorized employees who need to access such information in order to provide services or products to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

As previously mentioned, we may collect information through the use of Internet “cookies” on our website. In addition, in order to provide you with access to your account via the web, it is necessary for us to collect certain nonpublic personal information such as your name, social security number and account information. Special measures such as data encryption and authentication apply to all nonpublic personal information and communications on our web site.

Applicability

Our privacy policies apply only to those individual investors who have a direct customer relationship with us. If you are an individual shareholder of record of any of the Funds, we consider you to be our customer. Shareholders purchasing or owning shares of any of the Funds through their bank, broker, or other financial institution should also consult that financial institution’s privacy policies.

The Wilshire Variable Insurance Trust values your business. We understand the importance of maintaining the integrity of your personal information and are committed to keeping your trust. Please contact us at 888-200-6796 if you have any questions concerning our policy.

This Page Intentionally Left Blank.

Wilshire Variable Insurance Trust

Wilshire Associates Incorporated
1299 Ocean Avenue
Santa Monica, CA 90401
1-888-200-6796

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is Mr. Roger A. Formisano. Mr. Formisano is “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $50,500 and $62,475 with respect to the registrant’s fiscal years ended December 31, 2017 and 2016, respectively.

(b)	Audit-Related Fees. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $13,000 and $16,575 with respect to the registrant’s fiscal years ended December 31, 2017 and 2016, respectively. The services comprising these fees are tax consulting and the preparation of the registrant’s federal income and excise tax returns.

(d)	All Other Fees. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	During the fiscal years ended December 31, 2017 and 2016, aggregate non-audit fees of $13,000 and $16,575, respectively, were billed by the registrant’s principal accountant for services rendered to the registrant. During the fiscal year ended December 31, 2016, aggregate non-audit fees of $1,325,000 were billed by the registrant’s principal accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	The registrant’s audit committee has determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors since the Registrant last disclosed such procedures in the definitive proxy statement filed with the SEC on February 29, 2011.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(a)(4) Change in the registrant’s independent public accountants. Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH Code of Ethics

Exhibit 99.CERT Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Wilshire Variable Insurance Trust

By (Signature and Title)*		/s/ Jason A. Schwarz
Jason A. Schwarz, President and Principal Executive Officer

Date	March 12, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Jason A. Schwarz
Jason A. Schwarz, President and Principal Executive Officer

Date	March 12, 2018

By (Signature and Title)*		/s/ Michael Wauters
Michael Wauters, Treasurer, Principal Financial Officer and Principal Accounting Officer

Date	March 12, 2018

*	Print the name and title of each signing officer under his or her signature.